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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 13, 2006

                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-14064                   11-2408943
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
        of incorporation)                                    Identification No.)

  767 Fifth Avenue, New York, New York                             10153
 (Address of principal executive offices)                       (Zip Code)

               Registrant's telephone number, including area code
                                  212-572-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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


ITEM  8.01 Other Events.

     On July 13, 2006, The Estee Lauder Companies Inc. (the "Company") announced that it has reached a settlement with the Internal Revenue Service regarding its examination of the Company's consolidated Federal income tax returns for the fiscal years ended June 30, 1998 through June 30, 2001. A copy of the press release, which includes descriptions of (a) the settlement, (b) an adjustment to the charge taken in fiscal 2005 relating to the repatriation of foreign earnings through intercompany dividends under the provisions of the American Jobs Creation Act of 2004 and (c) the financial statement impacts of the settlement and the adjustment, is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM  9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                    Description
-----------                    -----------

   99.1                        Press release dated July 13, 2006 of The Estee
                               Lauder Companies Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE ESTEE LAUDER COMPANIES INC.

Date:  July 13, 2006                                   By: /s/Richard W. Kunes
                                                           -------------------
                                                           Richard W. Kunes
                                                       Executive Vice President
                                                     and Chief Financial Officer
                                                       (Principal Financial and
                                                           Accounting Officer)

                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.               Description
-----------               -----------

   99.1                   Press release dated July 13, 2006 of The Estee Lauder
                          Companies Inc.

                                                                    Exhibit 99.1
THE ESTEE LAUDER                                                            News
COMPANIES INC.                                                          Contact:
                                                             Investor Relations:
                                                                 Dennis D'Andrea
                                                                  (212) 572-4384
767 Fifth Avenue
New York, NY  10153
                                                                Media Relations:
                                                                    Sally Susman
                                                                  (212) 572-4430
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE:

              ESTEE LAUDER COMPANIES ANNOUNCES SETTLEMENT WITH IRS

New York - July 13, 2006 - The Estee Lauder Companies Inc. (NYSE: EL) today announced that it has reached a settlement with the Internal Revenue Service
(IRS) regarding its examination of the Company's consolidated Federal income tax returns for the fiscal years ended June 30, 1998 through June 30, 2001.

The settlement resolves previously disclosed issues raised during the IRS's examination, including transfer pricing and foreign tax credit computations. While the settlement concludes the audit for fiscal years 1998 through 2001, the statement of earnings impact related to these issues also has been computed for all subsequent periods and the aggregate impact is recorded in the fiscal year ended June 30, 2006. The settlement resulted in an increase to the Company's fiscal 2006 income tax provision and a corresponding decrease in fiscal 2006 net earnings of approximately $46 million, or approximately $.21 per diluted common share.

In anticipation of the settlement, the Company made a cash payment to the U.S. Treasury of approximately $70 million on June 30, 2006. The payment, which reflected additional taxes and interest, represented the Company's liability for all issues under the examination period, as well as for settlement of the transfer pricing issue for the fiscal years ended June 30, 2002 through June 30, 2004.

In addition, during the fourth quarter of fiscal 2006, the Company completed the repatriation of foreign earnings through intercompany dividends as required under the provisions of the American Jobs Creation Act of 2004 (AJCA). In connection with the repatriation, the Company finalized computations of the related aggregate tax impact, resulting in a favorable adjustment of approximately $11 million, or approximately $.05 per diluted common share, to the Company's initial tax charge of $35 million recorded in fiscal 2005.

The tax settlement, coupled with the AJCA favorable tax adjustment, resulted in a net increase to the Company's fiscal 2006 income tax provision and a corresponding decrease in fiscal 2006 net earnings of approximately $35 million, or approximately $.16 per diluted common share.

The Company expects to announce its results for the quarter and fiscal year ended June 30, 2006 on August 16, 2006.

The Estee Lauder Companies Inc. is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in over 130 countries and territories under
well-recognized  brand  names,   including  Estee  Lauder,   Aramis,  Clinique,
Prescriptives, Origins, M.A.C, Bobbi Brown, Tommy Hilfiger, La Mer, Donna Karan, Aveda, Jo Malone, Bumble and bumble, Darphin, Michael Kors, Rodan + Fields,
American Beauty, Flirt!, Good Skin(TM), Donald Trump The Fragrance, Grassroots(TM), Sean John, Missoni and Daisy Fuentes.

An electronic version of this release can be found at the Company's website, www.elcompanies.com.
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